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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2006
                               (October 19, 2006)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

     ALBERTA, CANADA                 001-32714                   38-3324634
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

     On October 19, 2006, Gastar Exploration Ltd. announced that a ten well coal bed methane drilling program had been commenced on its 1.0 million gross acre Exploration License 4416 (EL 4416) in the Gippsland Basin located in Victoria, Australia. Gastar has committed and funded approximately $6.5 million for its 75% interest in the 10 CBM wells, which are being operated by CBM Resources Pty, Ltd., a subsidiary of Geostar Corporation. Gastar owns its interest in EL 4416 jointly with Geostar. The 10 well program will include the establishment of two "5-spot" pilots, one incorporating the two previous wells, and two wells designed to test for the presence and production potential of the coals at additional locations within the license area. The two previously drilled wells are also scheduled to have larger capacity pumps installed to facilitate de-watering operations.

     In a related matter, Gastar has sent a letter to Geostar Corporation requesting arbitration to settle certain disputed issues and interpretations under a Participation and Operating Agreement (POA) with Geostar and its subsidiaries concerning Geostar's failure to deliver certain documents, requests for cash calls that far exceed the funds actually required for operations within a reasonable time frame and requesting cash calls while simultaneously asserting that certain provisions of the POA, including overhead reimbursement rates, need to be renegotiated on terms that Gastar believes are not reasonable and are not within industry standards .

     A copy of the Company's press release, dated October 19, 2006, regarding this filing is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following is a list of exhibits furnished as part of this Form 8-K:


Exhibit No.                        Description of Document
-----------       --------------------------------------------------------------

     99.1         Press release dated October 19, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GASTAR EXPLORATION LTD.


Date:  October 19, 2006             By:    /s/  J. RUSSELL PORTER
                                           -------------------------------------
                                           J. Russell Porter
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                        Description of Document
-----------       --------------------------------------------------------------

     99.1         Press release dated October 19, 2006.


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